Exhibit 99.1

Thomas Properties Group, Inc.

Supplemental Financial Information

For the Second Quarter 2008

Thomas Properties Group, Inc.

Supplemental Financial Information

For the Second Quarter 2008

TABLE OF CONTENTS

Corporate
Company Background	1
Quarterly Highlights	1

Supplemental Financial Information
Operating and Financial Information	2
Consolidated Statements of Operations	3
Consolidated Balance Sheets	4
Unconsolidated Real Estate Entities Statements of Operations	5
Unconsolidated Real Estate Entities Balance Sheets	6
Pro-Rata Consolidated Statements of Operations (Non-GAAP)	7
Pro-Rata Consolidated Balance Sheets (Non-GAAP)	9
Earnings Before Depreciation, Amortization and Deferred Taxes (Non-GAAP)	10
After Tax Cash Flow (Non-GAAP)	12
Investment Advisory, Management, Leasing and Development Services	14
Portfolio Data	15
Debt Summary	19
Capital Structure	21
Other Information	22

This supplemental financial information, together with other statements and information publicly disseminated by Thomas Properties Group, Inc., contains forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect management’s current views with respect to financial results related to future events. Such statements are also based on assumptions and expectations which may not be realized and are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, financial or otherwise, may differ from the results discussed in the forward-looking statements. Management does not undertake any obligation to update information provided in forward-looking statements other than regularly scheduled releases of information. A discussion of some of the factors that may affect our future results is set forth under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in our Form 10-K for the fiscal year ended December 31, 2007 and our quarterly reports on Form 10-Q, which have been filed with the SEC.

Thomas Properties Group, Inc.

Supplemental Financial Information

COMPANY BACKGROUND

Thomas Properties Group, Inc. (TPGI) is a full-service real estate operating company that owns, acquires, develops and manages primarily office, as well as mixed-use and residential properties on a nationwide basis. Our primary areas of focus are acquisition and ownership of premier properties (both on a consolidated basis and through strategic joint ventures), property development and redevelopment, and investment and property management activities.

Our properties are located in Southern California and Sacramento, California; Philadelphia, Pennsylvania; Northern Virginia; Houston, Texas; and Austin, Texas. As of June 30, 2008, we own interests in and asset manage 25 operating properties with 13.0 million rentable square feet and provide asset and/or property management services on behalf of third parties for an additional four operating properties with 2.2 million rentable square feet. We hold interests in two properties that are under construction totaling 192,000 square feet of office and 302 for-sale residential units. We also own, hold interests in or have the ability to develop land suitable for office development of up to approximately 7.4 million rentable square feet and residential development of up to approximately 2,937 units.

QUARTERLY HIGHLIGHTS

Our Investment Management Platform

Our sponsorship of partnerships and joint ventures provides us with additional institutional capital for investment and shared risk exposure. These entities also allow us to earn fees for asset management, property management, leasing and other services, as well as possible carried interests or promotes.

During the second quarter, we entered into an agreement with UBS Wealth Management – North American Property Fund Limited to acquire stabilized office properties in the United States. UBS has committed $250 million (all of which is unfunded), and we will generally contribute 15% of the equity required for each acquisition. The objective of this joint venture program is to acquire Class A office properties in markets with attractive investment and demographic characteristics.

Our Thomas High Performance Green Fund is a commingled fund which will invest in commercial properties to be developed or redeveloped into high performance, energy-efficient, high productivity buildings. The fund currently has total capital commitments of $180 million, of which we have committed $50 million, and all of which is unfunded. The Green Fund will invest nationally, focusing on markets with green sensibility and attractive office fundamentals. Green Fund investments will potentially merit ratings from the U. S. Green Building Council’s LEED Green Building Rating System.

TPG/CalSTRS is a value-add/core-plus joint venture with total capital commitments of $378.3 million (of which $24.4 million is unfunded). This joint venture, in which we own a 25% interest, currently owns twelve office properties. The joint venture also holds a 25% interest in a joint venture which owns an additional ten office properties in Austin, Texas.

Our Development Pipeline

We have completed construction and received certificates of occupancy for approximately 90% of the condominium units at Murano, a 302-unit high rise residential condominium project in downtown Philadelphia, on which we commenced construction in the second quarter of 2006. We anticipate receiving the remaining certificates of occupancy for units on the top five floors in the third quarter of 2008. We had closed the sale of 20 units and 17 parking spaces and had an additional 103 units and 97 parking spaces under contract of sale as of June 30, 2008. During the second quarter, under the percentage-of-completion method of accounting we recognized revenues and expenses related to the units and parking spaces sold and under contract as of June 30, 2008.

Construction of a two-building Class A office campus totaling approximately 192,000 square feet at Four Points Centre in suburban Austin, Texas, proceeded according to our development plan. These two buildings have received a silver rating under the U.S. Green Building Council’s LEED Green Building Rating System. We expect construction to be complete in the third quarter of 2008.

Our Campus El Segundo development project consists of 26.1 acres and is entitled for 1.9 million square feet of office, retail, research and development and hotel uses. We are currently completing infrastructure improvements to the site, including installing underground utilities, rough grading, and streetscape improvements. The first phase of development is anticipated to include a 225,000 square foot, six-story Class A office building and parking structure to be constructed on 2.7 acres, which we are currently marketing to prospective tenants.

As part of the comprehensive Universal City Vision Plan, we have been engaged by NBC Universal to entitle, master plan and develop approximately 124 acres on their Universal Studios Hollywood backlot for much-needed housing and related retail and community-serving uses. We are targeting the approval of 2,947 residential units and 180,000 square feet of retail and community-serving space.

Separately, our entitlement efforts targeting approximately 1.5 million square feet proceed at MetroStudio@Lankershim in Los Angeles. The first phase of this transit-oriented development is planned to become a state-of-the-art digital television production facility and office space, and to serve as NBC Universal’s West Coast News and Content Center as well as home to NBC News’ Los Angeles Bureau, KNBC, KVEA, and Access Hollywood. The project is located at the Metro Rail’s Universal City Station, and is being designed as a sustainable development targeting silver certification from the U.S. Green Building Council’s LEED Green Building Rating System.

Thomas Properties Group, Inc.

Supplemental Financial Information

OPERATING AND FINANCIAL INFORMATION

Financial Measures

This supplemental financial information includes certain financial measures prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) under the full consolidation accounting method, and certain financial measures prepared in accordance with the pro-rata consolidation method (non-GAAP). Along with net income, we use two additional measures, Earnings before Depreciation, Amortization and Deferred Taxes (“EBDT”) and After Tax Cash Flow (“ATCF”), to report operating results. EBDT and ATCF are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. We believe the financial measures presented under the pro-rata consolidation method provide supplemental information helpful to an understanding of our results of operations. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results. We believe this information provides useful supplemental data regarding the underlying economics of our business operations because operating results presented under GAAP may include items that are nonrecurring or not necessarily relevant to ongoing operations, or difficult to forecast for future periods. Management uses these non-GAAP financial measures to review our company’s operating results for comparative purposes with respect to previous periods or forecasts, and also to evaluate future prospects. Our investors can also use these non-GAAP financial measures as supplementary information to evaluate operating performance. Our non-GAAP financial measures are not intended to be performance measures that should be regarded as alternatives to, or more meaningful than, our GAAP financial measures. Non-GAAP financial measures have limitations as they do not include all items of income and expense that affect our operations, and accordingly should always be considered as supplemental to our financial results presented in accordance with GAAP.

Pro-Rata Consolidated Statements of Operations and Pro-Rata Consolidated Balance Sheet

Included are pro-rata consolidated statements of operations, as well as a pro-rata consolidated balance sheet, because we believe this information is useful to investors as this method reflects the manner in which we operate our business, and provides more detailed information regarding the operations of the unconsolidated investments. We have made investments in which our economic ownership is less than 100% as a means of procuring additional investment opportunities and sharing risk. A significant amount of our business activity has and will continue to be conducted through our unconsolidated investments. Under GAAP, these investments are not consolidated in our financial statements. Under the pro-rata consolidation method, we present the results of our investments proportionate to our share of ownership. Our management considers the performance of our unconsolidated investments both individually and as a contributing factor to our operating performance for purposes of financial planning and making operating decisions. We believe this presentation of the performance of our unconsolidated investments is helpful to investors in understanding and evaluating our current operating performance as well as for purposes of period-to-period comparisons. We provide reconciliations from the full consolidation method to the pro-rata consolidation method in this supplemental financial information.

Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) and After Tax Cash Flow (ATCF)

EBDT and ATCF are non-GAAP financial measures and may not be directly comparable to similarly-titled measures reported by other companies. We present these financial measures under the pro-rata consolidation method to provide supplemental information helpful to an understanding of our results of operations. Although these financial measures are not presented in accordance with GAAP, we believe these measures assist investors in understanding our business and operating results. EBDT and ATCF reflect operating performance results for our company that assist management in evaluating trends for comparative and planning purposes. However our non-GAAP financial measures are not intended to be regarded as alternatives to, or more meaningful than, our GAAP financial measures.

See pages 10-11 for a discussion of EBDT and a reconciliation of EBDT to net income (loss) and pages 12-13 for a discussion of ATCF and a reconciliation of ATCF to net income (loss).

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except share and per share data)

(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2008	2007	2008	2007
Revenues:
Rental	$8,002	$8,219	$15,835	$16,381
Tenant reimbursements	7,270	6,659	14,125	13,244
Parking and other	862	899	1,822	1,892
Investment advisory, management, leasing, and development services	2,338	2,177	4,403	4,380
Investment advisory, management, leasing, and development services - unconsolidated real estate entities	6,294	5,308	12,212	9,666
Condominium sales - percentage of completion	76,136	—	76,136	—

Total revenues	100,902	23,262	124,533	45,563

Expenses:
Rental property operating and maintenance	6,851	5,468	12,859	11,207
Real estate taxes	1,576	1,549	3,176	3,024
Investment advisory, management, leasing, and development services	6,613	4,473	11,796	7,947
Cost of condominium sales - percentage of completion	59,115	—	59,115	—
Rent - unconsolidated real estate entities	61	60	126	120
Interest	3,860	3,782	7,937	8,043
Depreciation and amortization	2,779	3,048	5,550	6,107
General and administrative	5,285	4,539	9,382	8,515

Total expenses	86,140	22,919	109,941	44,963

Gain on sale of real estate	1,099	1,420	3,618	2,389
Gain from early extinguishment of debt	255	—	255	—
Interest income	691	1,730	1,754	2,569
Equity in net loss of unconsolidated real estate entities	(2,575)	(1,363)	(5,140)	(4,532)
Minority interests - unitholders in the Operating Partnership	(5,511)	(941)	(5,858)	(348)
Minority interests in consolidated real estate entities	(41)	10	—	35

Income before provision for income taxes	8,680	1,199	9,221	713
Provision for income taxes	(3,732)	(549)	(4,054)	(318)

Net income	$4,948	$650	$5,167	$395

Earnings per share-basic	$0.21	$0.03	$0.22	$0.02
Earnings per share-diluted	$0.21	$0.03	$0.22	$0.02
Weighted average common shares – basic	23,678,260	20,540,116	23,670,418	17,468,385
Weighted average common shares – diluted	23,678,260	20,611,368	23,670,418	17,531,688

Thomas Properties Group, Inc.

Supplemental Financial Information

CONSOLIDATED BALANCE SHEETS

(in thousands)

	June 30, 2008	December 31, 2007
	(unaudited)	(audited)
ASSETS
Investments in real estate:
Land and improvements	$35,939	$35,499
Land improvements - development properties	98,156	85,253
Construction in progress	131,391	135,396
Buildings and improvements	261,221	259,031
Tenant improvements	42,512	59,804

	569,219	574,983
Less accumulated depreciation	(98,012)	(111,619)

	471,207	463,364
Investments in unconsolidated real estate entities	43,005	49,199
Cash and cash equivalents	91,946	126,647
Restricted cash	22,934	26,251
Rents and other receivables, net	3,524	2,352
Above market rents, net	1,061	1,148
Receivables from condominium sales contracts	65,008	—
Receivables from unconsolidated real estate entities	5,255	6,640
Deferred rents	11,975	14,696
Deferred leasing and loan costs, net	15,608	13,051
Deferred tax asset	11,459	12,620
Other assets	10,506	4,924

Total assets	$753,488	$720,892

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage, other secured, and unsecured loans	$430,588	$396,007
Accounts payable and other liabilities	44,867	48,800
Deferred tax liability	18,966	16,305
Below market rents, net	2,201	2,055
Deferred revenue	2,776	7,573
Dividends and distributions payable	2,370	2,354
Due to affiliate	—	2,000
Prepaid rent	1,957	3,402

Total liabilities	503,725	478,496

Minority interests:
Unitholders in the Operating Partnership	98,853	95,245
Minority interests in consolidated real estate entities	3,878	4,581

Total minority interests	102,731	99,826

Stockholder’s equity:
Common stock	238	237
Limited voting stock	145	145
Additional paid-in capital	159,936	157,799
Retained deficit and dividends including $163 and $201 of other comprehensive loss as of June 30, 2008 and December 31, 2007, respectively	(13,287)	(15,611)

Total stockholders’ equity	147,032	142,570

Total liabilities and stockholders’ equity	$753,488	$720,892

Thomas Properties Group, Inc.

Supplemental Financial Information

UNCONSOLIDATED REAL ESTATE ENTITIES STATEMENTS OF OPERATIONS

(in thousands)

(unaudited)

The following are the statements of operations of our unconsolidated real estate entities for the three months and six months ended June 30, 2008 and 2007. See the list of our unconsolidated properties on page 15.

	Three months ended June 30,		Six months ended June 30,
	2008	2007	2008	2007
Revenues:
Rental	$49,745	$38,736	$100,072	$70,194
Tenant reimbursements	23,047	12,030	44,528	20,852
Parking and other	10,105	7,130	17,957	12,131

Total revenues	$82,897	$57,896	$162,557	$103,177

Expenses:
Rental property operating and maintenance	31,372	24,059	61,101	44,922
Real estate taxes	10,786	6,839	20,909	12,006
Interest	32,120	25,055	64,700	43,964
Depreciation and amortization	31,153	21,021	62,806	36,231

Total expenses	105,431	76,974	209,516	137,123

Loss from continuing operations	$(22,534)	$(19,078)	$(46,959)	$(33,946)
Gain on sale of real estate	—	7,932	—	7,932
Minority interest	—	(25)	—	(51)
Loss from discontinued operations	(63)	(8)	(71)	(212)

Net loss	$(22,597)	$(11,179)	$(47,030)	$(26,277)

Thomas Properties Group, Inc.

Supplemental Financial Information

UNCONSOLIDATED REAL ESTATE ENTITIES BALANCE SHEETS

(in thousands)

(unaudited)

The following are the balance sheets of our unconsolidated real estate entities as of June 30, 2008 and December 31, 2007. See the list of our unconsolidated properties on page 15.

	June 30, 2008	December 31, 2007
ASSETS
Investments in real estate, net	$2,326,205	$2,326,679
Land held for sale	3,722	3,418
Cash and cash equivalents	20,380	35,192
Restricted cash	83,293	83,263
Rents and other receivables, net	17,336	7,993
Above market rents, net	4,630	5,562
Deferred rents	58,965	54,963
Deferred leasing and loan costs, net	185,989	201,229
Other assets	8,741	5,289
Assets associated with discontinued operations	8	28

Total assets	$2,709,269	$2,723,616

LIABILITIES AND OWNERS’ EQUITY
Mortgage, other secured, and unsecured loans	$2,213,584	$2,162,556
Accounts and interest payable and other liabilities	93,328	109,975
Below market rents, net	89,660	99,002
Obligations associated with discontinued operations	74	23

Total liabilities	2,396,646	2,371,556

Owners’ equity	312,623	352,060

Total liabilities and owners’ equity	$2,709,269	$2,723,616

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED STATEMENTS OF OPERATIONS (Non-GAAP)

(in thousands)

(unaudited)

The following are the pro-rata consolidated statements of operations of TPGI for the three months ended June 30, 2008 and 2007, including reconciliation from the consolidated statements of operations to the pro-rata consolidated statements of operations.

	For the three months ended June 30, 2008			For the three months ended June 30, 2007
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$8,002	$9,696	$17,698	$8,219	$8,581	$16,800
Tenant reimbursements	7,270	3,871	11,141	6,659	1,967	8,626
Parking and other	862	1,556	2,418	899	1,350	2,249
Investment advisory, management, leasing, and development services	2,338	—	2,338	2,177	—	2,177
Investment advisory, management, leasing, and development services						—
unconsolidated real estate entities	6,294	46	6,340	5,308	—	5,308
Condominium sales - percentage of completion	76,136	—	76,136	—	—	—

Total revenues	100,902	15,169	116,071	23,262	11,898	35,160

Expenses:
Rental property operating and maintenance	6,851	5,656	12,507	5,468	4,222	9,690
Real estate taxes	1,576	1,691	3,267	1,549	1,413	2,962
Investment advisory, management, leasing, and development services	6,613	—	6,613	4,473	—	4,473
Cost of condominium sales - percentage of completion	59,115	—	59,115	—	—	—
Rent - unconsolidated real estate entities	61	—	61	60	—	60
Interest	3,860	5,412	9,272	3,782	5,408	9,190
Depreciation and amortization	2,779	4,969	7,748	3,048	4,265	7,313
General and administrative	5,285	—	5,285	4,539	—	4,539

Total expenses	86,140	17,728	103,868	22,919	15,308	38,227

Gain on sale of real estate	1,099	—	1,099	1,420	1,983	3,403
Gain from early extinguishment of debt	255	—	255	—	—	—
Interest income	691	—	691	1,730	—	1,730
Equity in net loss of unconsolidated real estate entities	(2,575)	2,575	—	(1,363)	1,363	—
Minority interests - unitholders in the Operating Partnership	(5,511)	—	(5,511)	(941)	—	(941)
Minority interests in consolidated real estate entities	(41)	—	(41)	10	—	10

Income (loss) before income (loss) from discontinued operations	8,680	16	8,696	1,199	(64)	1,135
Income (loss) from discontinued operations	—	(16)	(16)	—	64	64

Income before provision for income taxes	8,680	—	8,680	1,199	—	1,199
Provision for income taxes	(3,732)	—	(3,732)	(549)	—	(549)

Net income	$4,948	$—	$4,948	$650	$—	$650

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED STATEMENTS OF OPERATIONS (Non-GAAP)

(in thousands)

(unaudited)

The following are the pro-rata consolidated statements of operations of TPGI for the six months ended June 30, 2008 and 2007, including reconciliation from the consolidated statements of operations to the pro-rata consolidated statements of operations.

	For the six months ended June 30, 2008			For the six months ended June 30, 2007
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Revenues:
Rental	$15,835	$19,376	$35,211	$16,381	$16,711	$33,092
Tenant reimbursements	14,125	7,396	21,521	13,244	3,787	17,031
Parking and other	1,822	3,080	4,902	1,892	2,626	4,518
Investment advisory, management, leasing, and development services	4,403	—	4,403	4,380	—	4,380
Investment advisory, management, leasing, and development services unconsolidated real estate entities	12,212	93	12,305	9,666	—	9,666
Condominium sales - percentage of completion	76,136	—	76,136	—	—	—

Total revenues	124,533	29,945	154,478	45,563	23,124	68,687

Expenses:
Rental property operating and maintenance	12,859	10,840	23,699	11,207	8,620	19,827
Real estate taxes	3,176	3,367	6,543	3,024	2,713	5,737
Investment advisory, management, leasing, and development services	11,796	—	11,796	7,947	—	7,947
Cost of condominium sales - percentage of completion	59,115	—	59,115	—	—	—
Rent - unconsolidated real estate entities	126	—	126	120	—	120
Interest	7,937	10,773	18,710	8,043	10,209	18,252
Depreciation and amortization	5,550	10,087	15,637	6,107	8,119	14,226
General and administrative	9,382	—	9,382	8,515	—	8,515

Total expenses	109,941	35,067	145,008	44,963	29,661	74,624

Gain on sale of real estate	3,618	—	3,618	2,389	1,983	4,372
Gain from early extinguishment of debt	255	—	255	—	—	—
Interest income	1,754	—	1,754	2,569	—	2,569
Equity in net loss of unconsolidated real estate entities	(5,140)	5,140	—	(4,532)	4,532	—
Minority interests - unitholders in the Operating Partnership	(5,858)	—	(5,858)	(348)	—	(348)
Minority interests in consolidated real estate entities	—	—	—	35	—	35

Income (loss) before income (loss) from discontinued operations	9,221	18	9,239	713	(22)	691
Income (loss) from discontinued operations	—	(18)	(18)	—	22	22

Income before provision for income taxes	9,221	—	9,221	713	—	713
Provision for income taxes	(4,054)	—	(4,054)	(318)	—	(318)

Net income	$5,167	$—	$5,167	$395	$—	$395

Thomas Properties Group, Inc.

Supplemental Financial Information

PRO-RATA CONSOLIDATED BALANCE SHEETS (Non-GAAP)

(in thousands)

(unaudited)

The following are the pro-rata consolidated balance sheets of TPGI as of June 30, 2008 and December 31, 2007, including reconciliation from the consolidated balance sheets to the pro-rata consolidated balance sheets.

	June 30, 2008			December 31, 2007
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
ASSETS
Investments in real estate, net	$471,207	$366,794	$838,001	$463,364	$366,874	$830,238
Investments in unconsolidated real estate entities	43,005	(43,005)	—	49,199	(49,199)	—
Land held for sale	—	931	931	—	855	855
Cash and cash equivalents	91,946	3,262	95,208	126,647	3,421	130,068
Restricted cash	22,934	16,602	39,536	26,251	15,354	41,605
Receivables from condominium sales contracts	65,008	—	65,008	—	—	—
Rents and other receivables, net	8,779	3,527	12,306	8,992	1,450	10,442
Above market rents, net	1,061	951	2,012	1,148	1,010	2,158
Deferred rents	11,975	13,087	25,062	14,696	13,038	27,734
Deferred leasing and loan costs, net	15,608	29,054	44,662	13,051	31,133	44,184
Deferred tax asset	11,459		11,459	12,620		12,620
Assets associated with discontinued operations	—	2	2	—	7	7
Other assets	10,506	2,276	12,782	4,924	787	5,711

Total assets	$753,488	$393,481	$1,146,969	$720,892	$384,730	$1,105,622

LIABILITIES AND STOCKHOLDERS’ EQUITY
Mortgage, other secured, and unsecured loans	$430,588	$367,738	$798,326	$396,007	$355,897	751,904
Accounts payable and other liabilities	44,867	17,716	62,583	48,800	19,988	68,788
Deferred tax liability	18,966		18,966	16,305		16,305
Below market rents, net	2,201	8,008	10,209	2,055	8,839	10,894
Deferred revenue	2,776		2,776	7,573		7,573
Dividends and distributions payable	2,370		2,370	2,354		2,354
Due to affiliate	—		—	2,000		2,000
Prepaid rent	1,957		1,957	3,402		3,402
Obligations associated with discontinued operations	—	19	19	—	6	6

Total liabilities	503,725	393,481	897,206	478,496	384,730	863,226
Minority interests	102,731	—	102,731	99,826	—	99,826
Total stockholders’ equity	147,032	—	147,032	142,570	—	142,570

Total liabilities and stockholders’ equity	$753,488	$393,481	$1,146,969	$720,892	$384,730	$1,105,622

Thomas Properties Group, Inc.

Supplemental Financial Information

EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND DEFERRED TAXES (EBDT) (Non-GAAP)

(in thousands, except share and per share data)

(unaudited)

We use EBDT as a supplemental performance measure. EBDT excludes the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; and iv) amortization of loan costs. EBDT provides a performance measure that, when compared year over year, reflects the impact to operations from changes in occupancy, rental rates, operating costs, development and redevelopment activities, general and administrative expenses, and interest costs; and EBDT provides perspective on operating performance not immediately apparent from net income. EBDT should be considered only as a supplement to net income as a measure of our performance. EBDT also assists our management in identifying trends for purposes of financial planning and forecasting results. However, the usefulness of EBDT as a performance measure is limited and EBDT should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. EBDT also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP) or as an alternative to net income (loss) as an indicator of our operating performance.

Reconciliation of Net Income to EBDT:

	For the three months ended June 30, 2008			For the three months ended June 30, 2007
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net income	$4,948	$—	$4,948	$650	$—	$650
Income tax expense	3,732	—	3,732	549	—	549
Minority interests	5,552	—	5,552	931	—	931
Depreciation and amortization	2,779	4,969	7,748	3,048	4,265	7,313
Depreciation and amortization from discontinued operations	—	—	—	—	—	—
Amortization of loan costs	78	547	625	82	358	440

Earnings before depreciation, amortization and income taxes	$17,089	$5,516	$22,605	$5,260	$4,623	$9,883

TPGI share of earnings before depreciation, amortization and income taxes (1)	$10,426	$3,365	$13,791	$2,947	$2,590	$5,537
Income tax expense-current	(2,512)		(2,512)	—	—	—

EBDT	$7,914	$3,365	$11,279	$2,947	$2,590	$5,537

EBDT per share – basic			$0.48			$0.27

EBDT per share – diluted			$0.48			$0.27

Weighted average common shares outstanding - basic			23,678,260			20,540,116

Weighted average common shares outstanding - diluted			23,678,260			20,611,368

(1)	Based on an interest in our operating partnership of 61.01% and 56.03% for the three months ended June 30, 2008 and 2007, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

EARNINGS BEFORE DEPRECIATION, AMORTIZATION AND DEFERRED TAXES (EBDT) (Non-GAAP)

(in thousands, except share and per share data)

(unaudited)

Reconciliation of Net Income to EBDT:

	For the six months ended June 30, 2008			For the six months ended June 30, 2007
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net income	$5,167	$—	$5,167	$395	$—	$395
Income tax expense	4,054	—	4,054	318	—	318
Minority interests	5,858	—	5,858	313	—	313
Depreciation and amortization	5,550	10,087	15,637	6,107	8,119	14,226
Depreciation and amortization from discontinued operations	—	—	—	—	12	12
Amortization of loan costs	159	843	1,002	163	770	933

Earnings before depreciation, amortization and income taxes	$20,788	$10,930	$31,718	$7,296	$8,901	$16,197

TPGI share of earnings before depreciation, amortization and income taxes (1)	$12,712	$6,684	$19,396	$3,718	$4,536	$8,254
Income tax expense-current	(2,512)	—	(2,512)	—	—	—

EBDT	$10,200	$6,684	$16,884	$3,718	$4,536	$8,254

EBDT per share – basic			$0.71			$0.47

EBDT per share – diluted			$0.71			$0.47

Weighted average common shares outstanding - basic			23,670,418			17,468,385

Weighted average common shares outstanding - diluted			23,670,418			17,531,688

(1)	Based on an interest in our operating partnership of 61.15% and 50.96% for the six months ended June 30, 2008 and 2007, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

AFTER TAX CASH FLOW (ATCF) (Non-GAAP)

(in thousands, except share and per share data)

(unaudited)

We define ATCF as net income (loss) excluding the following items: i) deferred income tax expense (benefit); ii) minority interests; iii) non-cash charges for depreciation and amortization; iv) amortization of loan costs; v) non-cash compensation expense; vi) the adjustment to recognize rental revenues using the straight-line method; and vii) the adjustment to rental revenue to reflect the fair-market value of rents. Our management utilizes ATCF data in assessing performance of our business operations in period to period comparisons and for financial planning purposes. ATCF should be considered only as a supplement to net income as a measure of our performance. ATCF should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. ATCF also should not be used as a supplement to or substitute for cash flow from operating activities (computed in accordance with GAAP).

Reconciliation of Net Income to ATCF:

	For the three months ended June 30, 2008			For the three months ended June 30, 2007
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net income	$4,948	$—	$4,948	$650	$—	$650
Income tax expense	3,732	—	3,732	549	—	549
Minority interests	5,552	—	5,552	931	—	931
Depreciation and amortization	2,779	4,969	7,748	3,048	4,265	7,313
Amortization of loan costs	78	547	625	82	358	440
Non-cash compensation expense	862	—	862	1,068	—	1,068
Straight-line rent adjustments	1,183	(470)	713	1,439	(930)	509
Fair market value of rent adjustments	(48)	(420)	(468)	(2)	(293)	(295)

ATCF before income taxes	$19,086	$4,626	$23,712	$7,765	$3,400	$11,165

TPGI share of ATCF before income taxes (1)	$11,644	$2,823	$14,467	$4,351	$1,905	$6,256
Income tax expense-current	(2,512)	—	(2,512)	—	—	—

ATCF	$9,132	$2,823	$11,955	$4,351	$1,905	$6,256

ATCF per share – basic			$0.50			$0.30

ATCF per share – diluted			$0.50			$0.30

Weighted average common shares outstanding - basic			23,678,260			20,540,116

Weighted average common shares outstanding - diluted			23,678,260			20,611,368

(1)	Based on an interest in our operating partnership of 61.01% and 56.03% for the three months ended June 30, 2008 and 2007, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

AFTER TAX CASH FLOW (ATCF) (Non-GAAP)

(in thousands, except share and per share data)

(unaudited)

Reconciliation of Net Income to ATCF:

	For the six months ended June 30, 2008			For the six months ended June 30, 2007
	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata	Consolidated	Plus Unconsolidated Investments at Pro-Rata	Pro-Rata
Net income	$5,167	$—	$5,167	$395	$—	$395
Deferred income tax expense	4,054	—	4,054	318	—	318
Minority interests	5,858	—	5,858	313	—	313
Depreciation and amortization	5,550	10,087	15,637	6,107	8,119	14,226
Depreciation and amortization from discontinued operations	—	—	—	—	12	12
Amortization of loan costs	159	843	1,002	163	770	933
Non-cash compensation expense	1,609	—	1,609	1,777	—	1,777
Straight-line rent adjustments	2,948	(1,332)	1,616	2,920	(1,836)	1,084
Fair market value of rent adjustments	(58)	(689)	(747)	(4)	(407)	(411)

ATCF before incomes taxes	$25,287	$8,909	$34,196	$11,989	$6,658	$18,647

TPGI share of ATCF before income taxes (1)	$15,463	$5,448	$20,911	$6,110	$3,393	$9,503
Income tax expense-current	(2,512)	—	(2,512)	—	—	—

ATCF	$12,951	$5,448	$18,399	$6,110	$3,393	$9,503

ATCF per share – basic			$0.78			$0.54

ATCF per share – diluted			$0.78			$0.54

Weighted average common shares outstanding - basic			23,670,418			17,468,385

Weighted average common shares outstanding - diluted			23,670,418			17,531,688

(1)	Based on an interest in our operating partnership of 61.15% and 50.96% for the six months ended June 30, 2008 and 2007, respectively.

Thomas Properties Group, Inc.

Supplemental Financial Information

INVESTMENT ADVISORY, MANAGEMENT, LEASING AND DEVELOPMENT SERVICES

(in thousands)

(unaudited)

	Three months ended June 30,		Six months ended June 30,
	2008	2007	2008	2007
Property management, leasing, and development services fees	$8,529	$5,536	$16,337	$11,458
Reimbursement of property personnel costs	1,462	799	3,418	1,779
Investment advisory fees:
Asset management fees	1,640	1,857	3,350	3,560
Acquisition and disposition fees	—	1,437	—	2,270

Total fees	11,631	9,629	23,105	19,067
Investment advisory, management, leasing and development services expenses	(5,151)	(3,674)	(8,378)	(6,168)
Reimbursable property personnel costs	(1,462)	(799)	(3,418)	(1,779)

	(6,613)	(4,473)	(11,796)	(7,947)

Net investment advisory, management, leasing and development services income	$5,018	$5,156	$11,309	$11,120

Reconciliation to GAAP Presentation:
Total fees	11,631	9,629	23,105	19,067
Elimination of intercompany fee revenues	(2,999)	(2,144)	(6,490)	(5,021)

Investment advisory, management, leasing and development services revenues	$8,632	$7,485	$16,615	$14,046

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA AS OF JUNE 30, 2008

Our Ownership Properties

	Location	TPGI Percentage Interest	Rentable Square Feet (1)	Percent Leased	Estimated Year Stabilized (2)	Estimated Stabilized Net Operating Income (NOI) (3)		Expected Capital Expenditures to Complete Stabilization (4)	Loan Balance at June 30, 2008
Consolidated properties:
One Commerce Square	Philadelphia, PA	100.0%	942,866	97.0%	N/A	$12,710,000		N/A	$130,000,000
Two Commerce Square	Philadelphia, PA	89.0 (5)	953,276	85.7	N/A	13,975,000	(6)	N/A	146,125,000

Total/Weighted Average			1,896,142	91.3%		$26,685,000			$276,125,000

Unconsolidated properties:
2121 Market Street	Philadelphia, PA	50.0%	22,136	100.0%	N/A	$2,316,000	(7)	N/A	$18,973,000
Reflections I	Reston, VA	25.0	123,546	100.0	N/A	2,857,000		N/A	22,351,000
Reflections II	Reston, VA	25.0	64,253	100.0	N/A	1,472,000		N/A	9,312,000
2500 City West	Houston, TX	25.0	578,284	98.4	N/A	6,876,000		N/A	80,363,000
Fair Oaks Plaza	Fairfax, VA	25.0	179,688	88.0	N/A	3,322,000		N/A	44,300,000
San Felipe Plaza	Houston, TX	25.0	980,472	96.5	N/A	14,140,000		N/A	114,124,000
CityWestPlace	Houston, TX	25.0	1,473,020	98.3	N/A	20,614,000		N/A	213,400,000
City National Plaza	Los Angeles, CA	21.3	2,496,084	81.8	2009	66,622,000		$53,591,000	553,324,000
Four Falls Corporate Center	Conshohocken, PA	25.0	253,985	77.2	2009	4,898,000		4,724,000	52,067,000
Oak Hill Plaza	King of Prussia, PA	25.0	164,360	93.5	2009	2,999,000		927,000	44,452,000
Walnut Hill Plaza	King of Prussia, PA	25.0	150,573	86.2	2009	2,148,000		847,000	—	(8)
Brookhollow Central I, II and III	Houston, TX	25.0	805,969	63.0	2010	10,032,000		33,527,000	61,218,000
Centerpointe I, II	Fairfax, VA	25.0	421,651	65.9	2010	10,849,000		20,648,000	92,200,000
San Jacinto Center	Austin, TX	6.3	403,329	92.4	2009	8,016,000		6,760,000	101,000,000
Frost Bank Tower	Austin, TX	6.3	530,533	77.8	2009	13,835,000		6,573,000	150,000,000
One Congress Plaza	Austin, TX	6.3	517,849	86.2	2009	11,109,000		5,944,000	128,000,000
One American Center	Austin, TX	6.3	505,770	81.5	2009	10,341,000		6,516,000	120,000,000
300 W. 6th	Austin, TX	6.3	446,637	86.6	2009	11,591,000		4,173,000	127,000,000
Research Park Plaza I & II	Austin, TX	6.3	271,882	99.6	2009	6,104,000		—	51,500,000
Park 22 I-III	Austin, TX	6.3	203,716	92.1	2009	3,127,000		1,273,000	—	(9)
Great Hills Plaza	Austin, TX	6.3	135,333	72.5	2009	2,234,000		1,590,000	—	(9)
Stonebridge Plaza II	Austin, TX	6.3	193,131	98.1	2009	3,018,000		752,000	37,500,000
Westech 360 I-IV	Austin, TX	6.3	178,777	58.9	2009	3,043,000		2,757,000	—	(9)

Total/Weighted Average			11,100,978	85.6%		$221,563,000		$150,602,000	$2,021,084,000

Total/Weighted Average All Properties			12,997,120	86.4%		$248,248,000		$150,602,000	$2,297,209,000

TPGI Share			3,845,649	88.7%		$66,638,010		$28,875,694	$631,825,097

Footnotes on following page.

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA AS OF JUNE 30, 2008 - CONTINUED

Footnotes to Portfolio Data on previous page:

(1)	For purposes of the tables on the previous page, both on-site and off-site parking is excluded. Total portfolio square footage includes office properties and mixed-use space (including retail), but excludes 168 apartment units at 2121 Market Street.

(2)	For properties under renovation, represents the year in which stabilization, or approximately 93% occupancy, is expected to occur.

(3)	For properties currently stabilized, the estimated stabilized net operating income (NOI) represents such amount as of June 30, 2008. For properties expected to become stabilized in future years, estimated stabilized NOI represents the sum of i) the annualized straight-line rent under existing leases which will be in place in the year the properties are stabilized, calculated as if the leases began in the year of stabilization; ii) the annualized expected straight-line market rent for the remaining space (up to the stabilized occupancy percentage); and iii) estimated parking and other income, less estimated operating expenses.

(4)	For properties under renovation, represents the capital expenditures, including tenant improvements and leasing commissions, expected to be spent to complete the stabilization of the property.

(5)	TPGI has an option to purchase the remaining 11% interest in Two Commerce Square for a maximum price of $2 million that we expect to exercise in the third quarter of 2008.

(6)	A major lease at Two Commerce Square which expires in 2009 is at rates that are above market rates. The estimated stabilized NOI above does not include the over market rental amount. The estimated present value of the over-market rent as of June 30, 2008 is approximately $6.85 million.

(7)	The square footage and occupancy information presented for 2121 Market Street represents the information for two retail/office tenants only; the NOI includes 168 residential units comprising 132,823 square feet.

(8)	Oak Hill Plaza and Walnut Hill Plaza are co-borrowers under a loan agreement. The loan balance of this property is included with the Oak Hill Plaza loan balance.

(9)	Three of our Austin, Texas properties collectively secure a bank term loan in the aggregate amount of $192.5 million.

Lease Expirations

In the tables below, for properties where existing leases have been renewed or replaced, the later expiration date is used.

Consolidated Properties Lease Expirations				Unconsolidated Properties Lease Expirations				TPGI Percentage Interest Unconsolidated Properties’ Lease Expirations
Year	Expiring Rentable Square Feet	Annualized Rent Per Leased Square Foot	Annualized Rent Per Leased Square Foot at Expiration	Year	Expiring Rentable Square Feet	Annualized Rent Per Leased Square Foot	Annualized Rent Per Leased Square Foot at Expiration	Year	Expiring Rentable Square Feet	Annualized Rent Per Leased Square Foot	Annualized Rent Per Leased Square Foot at Expiration
Vacant	164,624	$—	$—	Vacant	1,602,923	$—	$—	Vacant	288,611	$—	$—
2008	161,458	11.47	12.26	2008	529,233	14.84	15.50	2008	106,865	14.60	14.81
2009	111,061	20.01	13.36	2009	550,370	14.14	15.29	2009	70,413	14.52	15.51
2010	102,522	20.46	17.45	2010	880,349	14.93	15.52	2010	149,743	15.60	16.10
2011	64,217	13.53	16.10	2011	731,755	13.95	18.65	2011	120,128	12.81	18.65
2012	129,539	14.44	15.63	2012	1,045,728	17.17	20.58	2012	159,307	18.69	18.69
Thereafter	1,162,721	18.32	23.52	Thereafter	5,760,620	13.24	20.13	Thereafter	1,147,113	12.72	20.00

Total	1,896,142			Total	11,100,978			Total	2,042,180

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA AS OF JUNE 30, 2008 - CONTINUED

Our Development Properties

Currently Under Construction:	Location	TPGI Percentage Interest			Description	Construction Start Date/ Expected Completion Date	Projected Total Cost (in thousands)	Costs Incurred to Date (in thousands)	Loan Balance (in thousands)
Murano (1)	Philadelphia, PA	73.0	%(2)		43-story for-sale condominium project containing 302 units	Second quarter 2006/ Third quarter 2008	$178,309	$167,660	$111,110
Four Points Centre	Austin, TX	100.0%			Two 3-story office buildings totaling 192,000 rentable square feet, with 6-level structured parking garage	Second quarter 2007/ Third quarter 2008	53,400	34,309	22,194

							$231,709	$201,969	$133,304

Pre-Development:				Number of Acres	Potential Property Types	Potential Square Feet Upon Completion	Potential Number of Units Upon Completion	Costs Incurred to Date (in thousands)	Loan Balance (in thousands)
Campus El Segundo (3)	El Segundo, CA	100.0%		26.1	Office/Retail/R&D/Hotel	1,925,000		$55,406	$17,259
Universal Village (4)	Los Angeles, CA	NA		124.0	Residential/Retail	180,000	2,937
MetroStudio @ Lankershim (5)	Los Angeles, CA	NA		14.4	Office/Production Facility	1,500,000		11,186
Four Points Centre	Austin, TX	100.0%		252.5	Office/Retail/R&D/Hotel	1,460,000		19,018
2100 JFK Boulevard	Philadelphia, PA	100.0%		0.7	Office/Retail/Residential	366,000		4,975
2500 CityWest land	Houston, TX	25.0%		6.3	Office/Retail/Hotel/Residential	500,000		3,648
CityWestPlace land	Houston, TX	25.0%		24.0	Office/Retail/Hotel/Residential	1,500,000		21,351

						7,431,000	2,937	$115,584	$17,259

(1)	We have completed construction and received certificates of occupancy for approximately 90% of the condominium units at Murano. We anticipate receiving the remaining certificates of occupancy for units on the top five floors in the third quarter of 2008. As of June 30, 2008, we had closed the sale of 20 units and 17 parking spaces and had an additional 103 units and 97 parking spaces under contract of sale. In the second quarter, under the percentage of completion method of accounting, we recognized revenues and expenses related to the units and parking spaces sold and under contract as of June 30, 2008.

(2)	We have a $20.5 million preferred equity interest in Murano. Excluding the preferred equity interest, we own a 73% ownership interest in the property.

(3)	We are currently completing infrastructure improvements to the Campus El Segundo development site, including installing underground utilities, rough grading, and streetscape improvements. The first phase of development is anticipated to include a 225,000 square foot, six-story Class A office building and parking structure to be constructed on 2.7 acres, which we are currently marketing to prospective tenants.

(4)	As part of the Universal City Vision Plan, we have been engaged by NBC Universal to entitle, master plan and develop approximately 124 acres on their Universal Studios Hollywood backlot for residential and related retail and community-serving uses. We are targeting the approval of approximately 2,947 residential units and 180,000 square feet of retail and community-serving space. Upon successful completion of the entitlement process, this project will be developed in phases over several years, subject to market conditions.

(5)	We are currently entitling this property, targeting approximately 1.5 million square feet. The first phase of this transit-oriented development, which is expected to utilize approximately half of the project’s total square footage, is planned to become a state-of-the-art digital television production facility and office space, and to serve as NBC Universal’s West Coast News and Content Center, as well as the home to NBC News’ Los Angeles Bureau, KNBC, KVEA, and Access Hollywood. We expect to enter into a long-term ground lease with the Los Angeles Metropolitan Transportation Authority (which owns the land) upon completion of entitlements.

Thomas Properties Group, Inc.

Supplemental Financial Information

PORTFOLIO DATA AS OF JUNE 30, 2008 - CONTINUED

Our Managed Properties

Managed Properties	Location	Year Built/Renovated	Rentable Square Feet	Percent Leased
800 South Hope Street	Los Angeles, CA	1985/2000	242,176	97.3%
Pacific Financial Plaza	Newport Beach, CA	1982/1993	279,474	96.8
1835 Market Street	Philadelphia, PA	1987	686,503	90.0
CalEPA Headquarters	Sacramento, CA	2000	950,939	100.0

Total/Weighted Average			2,159,092	96.1%

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY

(in thousands)

The table below summarizes our outstanding consolidated debt as of June 30, 2008:

Secured debt	Interest Rate	Outstanding Debt	Maturity Date
One Commerce Square mortgage loan	5.7%	$130,000	1/6/2016
Two Commerce Square:
Mortgage loan	6.3	109,299	5/9/2013
Senior mezzanine loan	19.1	32,453	1/9/2010
Junior mezzanine loan	15.0	4,373	1/9/2010
Campus El Segundo mortgage loan	6.5	17,259	10/10/2008	(1)
Four Points Centre construction loan	5.0	22,194	6/11/2010	(2)
Murano construction loan	7.0	109,556	7/31/2009	(3)
Loan secured by our preferred equity interest in Murano	6.5	1,554	7/7/2008	(4)

Total secured debt		$426,688

Unsecured debt
Former minority partner	5.0	3,900	10/12/2009	(5)

Total secured and unsecured debt		$430,588

Weighted average interest rate at June 30, 2008	7.3%

(1)	The loan has two one-year extension options at our election. We have notified the lender of our intent to exercise the first option.

(2)	The loan has two one-year extension options at our election subject to certain conditions. The first extension option and the second extension option are subject to achievement of 75% and 90% occupancy, respectively, and certain other conditions.

(3)	The loan has two six-month extension options. The first extension is conditioned on the closing of 100 residential units.

(4)	Subsequent to June 30, 2008, the loan balance was paid in full on the maturity date.

(5)	Payment of interest is deferred until the maturity date, at which time the total principal and accrued interest balance will be $4,692,000.

Thomas Properties Group, Inc.

Supplemental Financial Information

DEBT SUMMARY – CONTINUED

(in thousands)

The table below summarizes the outstanding debt for the unconsolidated properties as of June 30, 2008:

	Interest Rate	Principal Amount	Maturity Date		TPGI Share of Principal Amount
City National Plaza	6.8%	$553,324	7/17/09	(1)	$118,081
CityWestPlace
Senior mortgage loan (Buildings I & II)	6.2	121,000	7/6/16		30,250
Senior mortgage loan (Buildings III & IV)	6.3	92,400	7/1/09	(2)	23,100
San Felipe	5.5	114,124	8/11/10		28,531
2500 City West	5.6	80,363	8/11/10		20,091
Brookhollow Central I, II, and III	7.4	61,218	8/9/09		15,306
Four Falls Corporate Center	5.9	52,067	3/6/10		13,017
Oak Hill Plaza/Walnut Hill Plaza	5.9	44,452	3/6/10		11,113
2121 Market Street	6.1	18,973	8/1/33		9,487
Reflections I	5.2	22,351	4/1/15		5,588
Reflections II	5.2	9,312	4/1/15		2,328
Centerpointe I and II	6.4	92,200	2/9/09	(3)	23,050
Fair Oaks Plaza	5.5	44,300	6/11/17		11,075
San Jacinto	6.1	101,000	6/11/17		6,313
Frost Bank Tower	6.1	150,000	6/11/17		9,375
One Congress Plaza	6.1	128,000	6/11/17		8,001
One American Center	6.0	120,000	6/11/17		7,500
300 W. 6th St.	6.0	127,000	6/11/17		7,938
Research Park Plaza I & II	6.5	51,500	6/9/09	(3)	3,219
Stonebridge Plaza II	6.3	37,500	6/9/09	(3)	2,344
Austin bank term loan	7.4	192,500	6/1/13		12,031

		$2,213,584			$367,738

Weighted average interest rate at June 30, 2008	5.4%

(1)	The loan has a one-year extension option remaining at our election.

(2)	The loan has two one-year extension options remaining at our election.

(3)	The loan has three one-year extension options at our election.

Thomas Properties Group, Inc.

Supplemental Financial Information

CAPITAL STRUCTURE

(in thousands, except share data)

The following is the capital structure of TPGI as of June 30, 2008:

		Aggregate Principal
Debt
Mortgage loans		$256,558
Other Loans		174,030

Total consolidated debt		430,588
Company share of unconsolidated debt		367,738

Total combined debt		$798,326

	Shares/Units Outstanding	Market Value (1)
Equity
Common stock	23,853,904	$234,722
Operating partnership units (2)	15,242,781	149,989

Total common equity	39,096,685	$384,711

Total consolidated market capitalization		$815,299

Total combined market capitalization (3)		$1,183,037

(1)	Based on the closing price of $9.84 per share of TPGI common stock on June 30, 2008.

(2)	Includes operating partnership units outstanding and vested incentive units.

(3)	Includes TPGI’s hare of debt of unconsolidated real estate entities.

Thomas Properties Group, Inc.

Supplemental Financial Information

OTHER INFORMATION

Principal Corporate Office

Thomas Properties Group, Inc.

515 South Flower Street

Sixth Floor

Los Angeles, CA 90071

Phone: (213) 613-1900

Fax: (213) 633-4760

www.tpgre.com

The information contained on our website is not incorporated herein by reference and does not constitute a part of this supplemental financial information.

Investor Relations	Transfer Agent and Registrar	Stock Market Listing

Diana M. Laing	Computershare Trust Company	NASDAQ: TPGI
Chief Financial Officer	P.O. Box 43023
515 South Flower Street	Providence, RI 02940-3023
Sixth Floor	Phone: (781) 575-2879
Los Angeles, CA 90071
Phone: (213) 613-1900
E-mail: dlaing@tpgre.com

Board of Directors and Executive Officers

James A. Thomas	Chairman, President and CEO
Randall L. Scott	Executive Vice President, Director
John R. Sischo	Executive Vice President, Director
Thomas S. Ricci	Executive Vice President
Diana M. Laing	Chief Financial Officer and Secretary
Robert D. Morgan	Senior Vice President, Accounting and Administration
R. Bruce Andrews	Director
Edward D. Fox	Director
John L. Goolsby	Director
Winston H. Hickox	Director